SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)            October 10, 2006
                                                         ----------------------


                     INTERNATIONAL FLAVORS & FRAGRANCES INC.
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               (Exact Name of Registrant as Specified in Charter)


         New York                  1-4858                          13-1432060
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(State or Other Jurisdiction    (Commission                   (I.R.S. Employer
  of Incorporation)              File Number)                Identification No.)


521 West 57th Street, New York, New York                    10019
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(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code     (212) 765-5500
                                                      -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On October 10, 2006, the Board of Directors of International Flavors & Fragrances Inc. ("IFF") approved various amendments to the By-Laws of the Corporation, including amendments to Articles II and III. The amendments, which became effective on the same date, (i) allow directors to execute unanimous written consents electronically, (ii) clarify the election and appointment of officers and enable the Chief Executive Officer to appoint officers at certain levels, and (iii) clarify who may be authorized to execute contracts and other instruments on behalf of the Company.

     A copy of the Company's By-Laws, as amended and restated, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.     Regulation FD

     Attached and incorporated herein by reference and being furnished hereby as
Exhibit 99.2 is a copy of a press release of IFF dated October 11, 2006, announcing an increase in IFF's quarterly cash dividend to $.21 per share and a new share repurchase program of $300 million (approximately 7.5 million shares at the current market price).


Item 9.01.    Financial Statements and Exhibits.

(c)      Exhibits

         99.1 By-Laws of International Flavors & Fragrances Inc., as amended effective as of October 10, 2006.

         99.2 Press Release of International Flavors & Fragrances Inc., dated October 11, 2006 relating to quarterly cash dividend and share repurchase program.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTERNATIONAL FLAVORS & FRAGRANCES INC.


Dated:  October 11, 2006         By:  /s/ Dennis M. Meany
                                 --------------------------------------
                                 Name:    Dennis M. Meany
                                 Title:   Senior Vice President, General Counsel
                                          and Secretary

                                  EXHIBIT INDEX

Exhibit No.           Description
---------             -----------
   99.1 By-Laws of International Flavors & Fragrances Inc., as amended effective as of October 10, 2006.

   99.2 Press Release of International Flavors & Fragrances Inc., dated October 11, 2006 relating to quarterly cash dividend and share repurchase program

                                                                Exhibit 99.1

                                     BY-LAWS

              (as adopted March 10, 1964, including all amendments
                        effective as of October 10, 2006)



                                     BY-LAWS
                                       of
                     INTERNATIONAL FLAVORS & FRAGRANCES INC.
                            (a New York corporation)



                                    ARTICLE I
                            Meetings of Stockholders


     SECTION 1. Annual Meeting. The annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such place, on such date and at such time as shall be designated from time to time by the Board of Directors.

     SECTION 2. Special Meeting. Special meetings of the stockholders, unless otherwise prescribed by statute, may be called at any time by the Chairman of the Board, the Chief Executive Officer or the Board of Directors.

     SECTION 3. Notice of Meetings. (a) Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (i) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (ii) by any stockholder of the Corporation (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 3(a) and on the record date for the determination of stockholders entitled to vote at such meeting and (B) who complies with the notice procedures set forth in this Section 3(a).

     In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (i) in the case of an annual meeting, not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

     To be in proper written form, a stockholder's notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder, (B) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as director of the Corporation.

     Notwithstanding anything in these By-Laws to the contrary, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3(a). If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

     (b) Nature of Business at Meetings of Stockholders. No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before an annual meeting, by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (iii) otherwise properly brought before an annual meeting by any stockholder of the Corporation (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 3(b) and on the record date for the determination of stockholders entitled to vote at such meeting and
(B) who complies with the notice procedures set forth in this Section 3(b).

     In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

     To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

     To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before an annual meeting, (i) a brief description of the business desired to be brought before such meeting and the reasons for conducting such business at such meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before such meeting. Notwithstanding the foregoing provisions of this Section, a stockholder seeking to have a proposal included in the Corporation's proxy statement shall comply with the requirements of Section 14 of the Exchange Act, including, but not limited to, Rule 14a-8 promulgated thereunder or its successor provision. The Corporation may require any stockholder to furnish such other information as may reasonably be required by the Corporation to determine if the business shall be properly brought before an annual meeting of the stockholders.

     Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at an annual meeting of stockholders except business brought before such meeting in accordance with the procedures set forth in this Section; provided, however, that, once business has been properly brought before the meeting in accordance with such procedures, nothing in this Section 3(b) shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before such meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

     SECTION 4. Quorum. At all meetings of the stockholders of the Corporation, the holders of a majority of the stock of the Corporation entitled to vote thereat, present in person or by proxy, shall constitute a quorum for the transaction of any business except as otherwise provided by law.

     SECTION 5. Order of Business. The order of business at all meetings of the stockholders shall be as determined by the Chairman of the meeting, but the order of business to be followed at any meeting at which a quorum is present may be changed by a majority in voting interest of the stockholders present at the meeting in person or by proxy and entitled to vote thereat.

     SECTION 6. Organization; Adjournment. At each meeting of the stockholders, the Chairman of the Board of the Corporation, or, if he shall be absent therefrom, the Chief Executive Officer of the Corporation, or, if he shall be absent therefrom, a President, or, if he shall be absent therefrom, any other Vice-President of the Corporation, or, if the Chairman of the Board, the Chief Executive Officer, a President and all the other Vice-Presidents shall be absent from such meeting, then some other officer of the Corporation, or, if all its officers shall be absent therefrom, a stockholder holding of record shares of stock of the Corporation having voting powers, or the proxy of such a stockholder, who is chosen chairman of such meeting, shall act as chairman thereof and preside thereat; and the Secretary of the Corporation, or, if he shall be absent from such meeting, or, if he shall be required or chosen pursuant to the provisions of this Section 6 to act as chairman of such meeting, the person (who shall be an Assistant Secretary of the Corporation, if any of them shall be present thereat) whom the chairman of such meeting shall appoint secretary of such meeting, shall act as secretary of such meeting and keep the minutes thereof.

     If a quorum, determined in accordance with Article I, Section 4 hereof, shall not be present or represented at any meeting of the stockholders, the Chairman of the meeting, or if so requested by the Chairman, the stockholders present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. In addition, the Chairman of any meeting of stockholders shall have the power to adjourn the meeting at the request of the Board of Directors if the Board of Directors determines that adjournment is necessary or appropriate to enable stockholders to consider fully information which the Board of Directors determines has not been made sufficiently or timely available to stockholders.

     SECTION 7. Voting. When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, except as otherwise expressly provided by the Certificate of Incorporation or by Law. At each meeting of the stockholders every stockholder of record of the Corporation entitled to vote at such meeting shall be entitled to one vote for each share of Common Stock standing in his name on the books of the Corporation; provided, however, that the Board of Directors may fix, in advance, a date not more than sixty nor less than ten days prior to the date of such meeting as the date as of which stockholders entitled to notice of, and to vote at, such meeting shall be determined, and in case the Board of Directors shall fix a date, only stockholders of record on such date shall be entitled to notice of, and to vote at, such meeting. The vote of stock of the Corporation may be given by the stockholder entitled thereto in person or by proxy duly appointed by an instrument in writing subscribed by such stockholder or by his attorney thereunto duly authorized, and delivered to the Secretary of the meeting. Unless demanded by a stockholder of the Corporation present in person or by proxy at any meeting of the stockholders and entitled to vote thereat or so directed by the chairman of the meeting, the vote thereat on any question need not be by ballot. Upon a demand of any such stockholder for a vote by ballot on any question or at the direction of such chairman that a vote by ballot be taken on any question, such vote shall be taken by ballot. On a vote by ballot each ballot shall be signed by the stockholder voting, or in his name by his proxy, if there be such proxy, and it shall show the number of shares voted by him.

     SECTION 8. Inspectors of Election. At any meeting of the stockholders, an inspector or inspectors of election may be appointed as provided in the Business Corporation Law and shall have duties as provided in said Law. An inspector of election need not be a stockholder of the Corporation, and any officer of the Corporation may be an inspector of election on any question other than a vote for or against his election to any position with the Corporation or any other question in which he may be directly interested.


                                   ARTICLE II
                               Board of Directors

     SECTION 1. General Powers. Except as otherwise provided in these By-laws or in the Certificate of Incorporation, the property, business and affairs of the Corporation shall be managed by the Board of Directors.

     SECTION 2. Number. The number of directors shall be nine* but the number thereof may, from time to time, be diminished to not less than six by amendment of these By-laws. As used in these By-laws, the term "whole Board of Directors" shall mean the total number of directors which the Corporation would have at the time if there were no vacancies.

     SECTION 3. Election of Directors. At each meeting of the stockholders for the election of directors at which a quorum is present, the persons receiving a plurality of the votes cast by the holders of stock entitled to vote thereat shall be the directors. No person shall be eligible to serve as director of the Corporation after the date of, or stand for the re-election at, the annual meeting of stockholders which follows the date of his or her 72nd birthday, except that persons serving as directors on February 8, 2000 who are re-elected at the annual meeting held on May 18, 2000 (or any adjournment thereof) may continue to serve as directors until the date of the annual meeting of stockholders held in 2001.

     SECTION 4. Organization. The Board of Directors may choose one of their number as Chairman of the Board. At each meeting of the Board of Directors, the Chairman of the Board, or, if there shall be no Chairman or if he shall be

--------
* Amended from "eight" to "nine", effective July 1, 2006, by the Board of Directors on June 27, 2006.

absent, the Chief Executive Officer of the Corporation, or in case of his absence, a President, or in case of his absence, a chairman who shall be any director chosen by a majority of the directors present thereat, shall act as chairman of such meeting and preside thereat. The Secretary of the Corporation, or in the case of his absence, any person (who shall be an Assistant Secretary of the Corporation, if an Assistant Secretary of the Corporation shall be present at such meeting) whom the chairman shall appoint secretary of such meeting, shall act as secretary of such meeting and keep the minutes thereof.

     SECTION 5. Resignations. Any director of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors, the Chief Executive Officer or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, then it shall take effect immediately upon its receipt by such Board of Directors, Chief Executive Officer or Secretary; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 6. Vacancies. Vacancies occurring in the Board of Directors for any reason, except the removal of directors without cause by the stockholders, may be filled by the affirmative vote of at least two-thirds (2/3) of the whole Board of Directors. A director elected to fill a vacancy shall be elected to hold office for the unexpired term of his predecessor. Newly-created directorships resulting from an increase in the number of directors may be filled by vote of a majority of the directors then in office, although less than a quorum exists.

     SECTION 7. Organization Meeting. After each annual election of directors, the Board of Directors may hold a regular meeting for the purpose of organization and the transaction of other business as soon as practicable on the same day, at the place where other regular meetings of the Board of Directors are held. Notice of such meeting need not be given. Such meeting may be held at any other time or place which shall be specified in a notice given as hereinafter provided for special meetings of the Board or in a consent and waiver of notice thereof signed by all the directors.

     SECTION 8. Regular Meetings. Regular meetings of the Board of Directors shall be held at such other times and at such places within or without the State of New York or the United States as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which otherwise would be held on that day shall be held at the same hour on the next succeeding business day. Notice of regular meetings need not be given.

     SECTION 9. Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, the Chief Executive Officer of the Corporation, a President of the Corporation, or by any two (2) of the directors at the time in office. A notice shall be given as hereinafter in this Section provided of each such special meeting, stating the time and place thereof. Except as otherwise provided by law, notice of each meeting shall be given by mail, telegraph, cable, wireless, telephone or personal delivery to each director, at his residence or usual place of business at least two (2) days before the day on which such meeting is to be held;
provided, however, in the case of any director residing outside the United States, such notice shall be sent addressed to him at such place by telegraph, cable or wireless, or be delivered personally or by telephone not later than five (5) days before the day on which such meeting is to be held. Notice of any meeting of the Board need not, however, be given to any director, if waived by him in writing before or after the meeting or if he shall attend the meeting without protesting, prior thereto or at its commencement, the lack of notice to him.

     SECTION 10. Quorum and Manner of Acting.

     (a) A majority of the whole Board of Directors shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting and, except as otherwise specifically provided by the Certificate of Incorporation, these By-laws or by law, the act of a majority of the directors present at any such meeting, at which quorum is present, shall be the act of the Board. In the absence of a quorum from any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present thereat. Notice of any adjourned meeting need not be given.

     (b) Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any one or more members of the Board or any committee thereof may participate in a meeting of the Board or committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

     (c) Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, provided that all Board members individually provide written consent to that action (which may include consent by electronic means); and provided further that if such consent is effected by electronic means, such consent shall include a description of the action being taken and the typed name of the director, which shall constitute the legally binding electronic signature of the director. Such action by written consent will have the same force and effect as a unanimous vote of the Board of Directors. Such written consent and any counterparts thereof will be filed with the minutes of the proceedings of the Board of Directors.

     SECTION 11. Committees. There may be an Executive Committee consisting of three or more directors as may be designated from time to time by a majority of the whole Board of Directors. The Chairman of the Board shall be a member ex officio of the Executive Committee. Such Committee may meet at stated times or on notice to all by any of their number. During the intervals between the meetings of the Board of Directors, the Executive Committee shall possess and may exercise, to the extent provided in the resolution of the Board of Directors appointing such committee, all the powers of the Board of Directors, except as otherwise provided in the Business Corporation Law, in the management and direction of the business and affairs of the Corporation in such manner as the Executive Committee shall deem for the best interest of the Corporation. The Executive Committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required, but no approval by the Board of Directors of the actions taken by the Executive Committee shall be required.

     A majority of the whole Board of Directors may also designate directors to constitute one or more other committees, which shall in each case consist of such number of directors and shall have such duties and may exercise such powers as the Board of Directors may determine.

     A majority of the whole Board may designate one or more directors as alternate members of any such committee, including the Executive Committee, who may replace any absent member or members at any meeting of such committee.

     Each committee, including the Executive Committee and each member thereof, shall serve at the pleasure of the Board.

     SECTION 12 Removal. Any director may be removed with cause by the affirmative vote of at least two-thirds of the whole Board of Directors or with or without cause by vote of the stockholders at a regular or special meeting, subject to the provisions of the Business Corporation Law.

     SECTION 13. Compensation. The directors and the members of any committee of the Corporation provided for by resolution of the Board of Directors shall be entitled to be reimbursed for any expenses, including all travel expenses, incurred by them on account of their attendance at any regular or special meeting of the Board of Directors or of such committee, and the Board of Directors may at any time or from time to time by resolution provide that the Corporation shall pay each such director or member of such committee such compensation for his services as may be specified in such resolution. Nothing in this Section shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

     SECTION 14. Indemnification.

     (a) Right to indemnification. The Corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether civil or criminal, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Corporation, or, while serving as director or officer of the Corporation, is or was serving in any capacity, at the request of the Corporation, any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorney's fees, incurred by such person as a result of such action or proceeding, or any appeal therein, unless a judgment or other final adjudication adverse to such person establishes that his acts, or the acts of the person of whom he is the legal representative, were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he, or the person of whom he is the legal representative, personally gained in fact a financial profit or other advantage to which he, or the other person of whom he is the legal representative, was not legally entitled. The Corporation shall advance to such person funds to pay for such expenses, including attorney's fees, incurred by such person in defending against any such action or proceeding, or any appeal therein, upon receipt of an undertaking by or on behalf of such person to repay such funds to the Corporation if a judgment or other final adjudication adverse to such person establishes that his acts, or the acts of the person of whom he is the legal representative, were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he, or the person of whom he is the legal representative, personally gained in fact a financial profit or other advantage to which he, or such person, was not legally entitled.

     (b) Right of claimant to sue. If a claim under paragraph (a) is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of the prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant, or the person of whom he is the legal representative, has not met the standard of conduct established in paragraph (a), but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper because the claimant or such person has met the said standard of conduct, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant or such person has not met such applicable standard of conduct, shall be a defense to action or create a presumption that the claimant or such person has not met such standard of conduct.

     (c) Non-exclusivity of rights. Subject to the limitations contained in paragraph (a), the right to indemnification and the payment of expenses conferred in this Section shall not be deemed exclusive of any other right to which any person seeking indemnification or advancement or payment of expenses may be entitled, whether under any statute, provision of the Certification of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

                                   ARTICLE III

                                    Officers

     SECTION 1. Number. The elected officers of the Corporation shall include a Chief Executive Officer, Controller, Treasurer and Secretary, and may include one or more Presidents, Executive Vice-Presidents or Senior Vice-Presidents. Any two or more offices may be held by the same person, except the offices of Chief Executive Officer and Secretary.

     SECTION 2. Election, Term of Office and Qualifications. The elected officers of the Corporation shall be chosen annually by the Board of Directors. Each elected officer shall hold office until his successor shall have been duly chosen and shall qualify, or until his death or until he shall resign, or shall have been removed in the manner hereinafter provided.

     SECTION 3. Additional Officers. In addition to the elected officers mentioned in Section 1 of this Article III, the Board of Directors may appoint such other officers as the Board may determine, each of which officers shall hold office for such period, have such authority and perform such duties as are provided in these By-laws or as the Board of Directors may from time to time determine. In addition, the Chief Executive Officer may appoint additional

Vice-Presidents below the level of Executive Vice-President and Senior Vice-President, as the Chief Executive Officer may determine, and each such appointed Vice-President shall hold office for such period, have such authority and perform such duties as are provided in these By-laws or as the Chief Executive Officer may from time to time determine. Each elected officer and appointed officer is referred to as an "officer" and are collectively referred to as the "officers."

     SECTION 4. Removal. Any officer of the Corporation may be removed by the Board of Directors with or without cause at any time. The Chief Executive Officer may only remove those officers appointed by the Chief Executive Officer.

     SECTION 5. Resignations. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors or to the Chief Executive Officer or Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time when it shall become effective shall not be specified therein, then it shall take effect immediately upon its receipt by such Board of Directors, Chief Executive Officer or Secretary; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 6. Vacancies. A vacancy in any office due to death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these By-laws for regular appointments or elections to such office.

     SECTION 7. The Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation and shall have general supervision of the business of the Corporation and over its several officers, subject, however, to the control of the Board of Directors. He shall in the absence of the Chairman of the Board preside at all meetings of the stockholders and at all meetings of the Board of Directors. He shall see that all orders and resolutions of the Board of Directors are carried into effect. He may sign, execute and deliver in the name of the Corporation all deeds, mortgages, bonds, contracts or other instruments authorized by the Board of Directors except where the signing, execution or delivery thereof shall be expressly delegated to some other officer or agent of the Corporation or where any of them shall be required by law to be otherwise signed, executed or delivered, and he may affix the seal of the Corporation to any instrument which shall require it. He shall perform all duties incident to the office of Chief Executive Officer and such other duties as from time to time may be assigned to him by the Board of Directors.

     SECTION 8. The Presidents, Executive Vice-Presidents and Senior Vice-Presidents. Presidents, Executive Vice-Presidents and Senior Vice-Presidents shall have such powers and perform such duties as the Board of Directors may from time to time prescribe and shall perform such other duties as may be prescribed by these By-laws. At the request of the Chief Executive Officer or, in the case of his inability to act, a President, or an Executive Vice-President or a Senior Vice-President, if so designated by the Board, shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer.

     SECTION 9. The Vice-Presidents. Each Vice-President shall have such powers and perform such duties as the Board of Directors or, in the case of a Vice-President appointed by the Chief Executive Officer, as the Chief Executive Officer may from time to time prescribe and shall perform such other duties as may be prescribed by these By-laws. At the request of the Chief Executive Officer, or, in case of the inability of the Chief Executive Officer and a President to act, any of the Vice-Presidents, if so designated by the Board, may perform the duties of the Chief Executive Officer, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer.

     SECTION 10. The Treasurer. The Treasurer shall have the care and custody of the books of account and of all the funds and securities of the Corporation, and deposit the funds in the name of the Corporation in such bank or trust company as the directors may designate. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. He shall perform all the duties incidental to the office of Treasurer and such other duties as from time to time may be assigned to him by the Chief Executive Officer or the Board of Directors.

     SECTION 11. The Controller. The Controller shall maintain adequate records of all assets, liabilities and transactions of the Corporation, and have adequate audits thereof currently and regularly made. In addition, he shall perform such other duties relating to the finances of the Corporation or otherwise, as may be prescribed by the Board of Directors, the Chief Executive Officer or the Treasurer.

     SECTION 12. The Secretary. The Secretary shall attend all meetings of the Board of Directors and of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meeting of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or Chief Executive Officer, under whose supervision he shall be. He shall keep or cause to be kept a stock-book, containing the names, alphabetically arranged, of all persons who are stockholders of the Corporation, showing their places of residence, the number of shares of stock owned by them respectively, the times when they respectively became the owners thereof and the amount paid thereon. He shall keep in safe custody the seal of the Corporation and, when properly authorized, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the Treasurer or an Assistant Secretary.


     SECTION 13. Salaries. The salaries of the officers of the Corporation shall be fixed from time to time by the Board of Directors, and none of such officers shall be prevented from receiving a salary by reason of the fact that he is also a member of the Board.

                                   ARTICLE IV

                 Contracts, Checks, Drafts, Bank Accounts, Etc.

     SECTION 1. Execution of Contracts, etc. Except as otherwise required by law or by these By-laws, any officer or officers, agent or agents, may be authorized by the Board of Directors, or in the case of an officer appointed by the Chief Executive Officer, by either the Board of Directors or the Chief Executive

Officer to execute and deliver any contract or other instrument in the name of the Corporation and on its behalf.

     SECTION 2. Checks, Drafts, etc. All checks, drafts and other orders for the payment of money, bills of lading, warehouse receipts, obligations, bills of exchange and insurance certificates shall be signed or endorsed, except endorsements for collection for the account of the Corporation or for deposit to its credit, by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

     SECTION 3. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board of Directors, or any officer of the Corporation to whom power in that respect shall have been delegated, shall direct in such banks, trust companies or other depositories as said Board may select or as may be selected by any officer or officers or agent or agents of the Corporation to whom power in that respect shall have been delegated. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation.

     SECTION 4. General and Special Bank Accounts. The Board of Directors may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositaries as the Board of Directors may select, or as may be selected by any officer or officers, agent or agents of the Corporation to whom power in that respect shall have been delegated. The Board of Directors may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these By-laws, as it may deem expedient.

                                    ARTICLE V

                            Shares and Their Transfer

     SECTION 1 Certificates for Stock. Every owner of shares of stock of the Corporation shall be entitled to have a certificate therefor, in such form as the Board of Directors shall prescribe, certifying the number and class of shares thereof owned by him. The certificates representing such shares shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman of the Board, a President or a Vice-President, and by the Treasurer or the Secretary or an Assistant Treasurer or Assistant Secretary of the Corporation and its seal shall be affixed thereto; provided, however, that where such certificate is signed by a transfer agent or registered by a registrar other than the Corporation itself or its employee, if the Board of Directors shall by resolution so authorize, the signatures of such Chairman of the Board, President, or Vice-President, Treasurer, Secretary, Assistant Treasurer or Assistant Secretary and the seal of the Corporation may be facsimile. In case any officer or officers of the Corporation who shall have signed, or whose facsimile signature or signatures has been placed upon a certificate or certificates shall cease to be such officer or officers, whether by reason of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as if the person or persons who signed such certificate or certificates had not ceased to be such officer or officers. A record shall be kept of the respective names of the persons, firms or corporations owning the shares represented by certificates for stock of the Corporation, the number of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled and a new certificate or certificates shall not be issued in exchange for any existing certificate, until such existing certificate shall have been so canceled except in cases provided for in Section 4 of this Article V.

     SECTION 2. Transfers of Stock. Transfers of shares of the stock of the Corporation shall be made on the books of the Corporation only by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation or with a transfer clerk or transfer agent appointed as in Section 3 of this Article V provided, and on surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

     SECTION 3. Regulations. The Board of Directors may make such rules and regulations, as it may be deem expedient, not inconsistent with these By-laws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any elected officer or officers to appoint, one or more Transfer Clerks or one or more Transfer Agents or one or more Registrars, and may require all certificates of stock to bear the signature or signatures of any of them.

     SECTION 4. Lost, Destroyed and Mutilated Certificates. The holder of any share of stock of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor, and the Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate or his legal representatives to give the Corporation a bond in such sum, limited or unlimited, and in such form and with such surety or sureties, as the Board shall in its uncontrolled discretion determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate, or the issuance of such new certificate. The Board of Directors, however, may in its discretion refuse to issue any such new certificate, except pursuant to legal proceedings under the laws of the State of New York in such case made and provided.

                                   ARTICLE VI

                                      Seal

     The seal of the Corporation shall be in the form of a circle, and shall bear the full name of the Corporation and the year of its incorporation.

                                   ARTICLE VII

                                   Fiscal Year

     The fiscal year of the Corporation shall end with the thirty-first day of December in each year.

                                  ARTICLE VIII

                                   Amendments

     The Board of Directors shall have the power to amend, repeal or adopt the By-laws of the Corporation, and the By-laws may be amended, repealed or adopted by the stockholders entitled at the time to vote in the election of directors.

                                                               Exhibit 99.2

                           IFF INCREASES DIVIDEND 14%;
                           ---------------------------
               ANNOUNCES NEW $300 MILLION SHARE REPURCHASE PROGRAM
               ---------------------------------------------------
                        COVERING 8% OF SHARES OUTSTANDING
                        ---------------------------------

New York, N.Y., October 11, 2006 - International Flavors & Fragrances Inc. (NYSE: IFF) ("IFF" or "the Company"), announced today an increased quarterly dividend. The IFF Board of Directors approved a regular quarterly cash dividend of 21 cents per share, an increase of 2.5 cents or 14% from the level paid earlier. The cash dividend is payable January 8, 2007 to shareholders of record on December 21, 2006.

The Company also announced that its Board of Directors had authorized a new $300 million share repurchase program which is expected to be completed over the next 18 - 24 months; an existing $200 million authorization, in effect since May 2005, is nearly complete. At the current market price, the new program would enable the repurchase of approximately 7.5 million shares or 8% of shares currently outstanding. The purchases will be made from time to time on the open market or through private transactions as market and business conditions warrant.

Robert M. Amen, IFF's Chairman and Chief Executive Officer stated, "I am pleased with the progress our businesses are delivering. We're confident in our growth prospects and our ability to build shareholder value. The Company's operating results and strong cash flows enable us to invest in our people and capabilities to meet the needs of our customer, while at the same time returning funds to our shareholders. We are committed to serving the needs of our shareholders, customers and colleagues."

About IFF
IFF is a leading creator and manufacturer of flavors and fragrances used in a wide variety of consumer products--from fine fragrances and toiletries, to soaps, detergents and other household products, to beverages and food products. IFF is dedicated to The Pursuit of Excellence in every area of its business, using knowledge, creativity, innovation and technology to continually provide customers with the highest quality products and service and superior consumer understanding. IFF has sales, manufacturing and creative facilities in 30 countries worldwide. For more information, please visit our Web site at www.iff.com.

Cautionary Statement Under The Private Securities Litigation Reform Act of 1995
-------------------------------------------------------------------------------
Statements in this report, which are not historical facts or information, are "forward-looking statements" within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management's reasonable current assumptions and expectations. Certain of such forward-looking information may be identified by such terms as "expect", "believe", "may", "outlook", "guidance" and similar terms or variations thereof. All information concerning future revenues, tax rates or benefits, interest savings, earnings and other future financial results or financial position, constitutes forward-looking information. Such forward-looking statements involve significant risks, uncertainties and other factors. Actual results of the Company may differ materially from any future results expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions in the Company's markets, including economic, population health and political uncertainties; interest rates; the price, quality and availability of raw materials; the Company's ability to implement its business strategy, including the achievement of anticipated cost savings, profitability and growth targets; the impact of currency fluctuation or devaluation in the Company's principal foreign markets and the success of the Company's hedging and risk management strategies; the outcome of uncertainties related to litigation; uncertainties related to any potential claims and rights of indemnification or other recovery for customer and consumer reaction to its earlier contamination issue; the impact of possible pension funding obligations and increased pension expense on the Company's cash flow and results of operations; and the effect of legal and regulatory proceedings, as well as restrictions imposed on the Company, its operations or its representatives by foreign governments. The Company intends its forward-looking statements to speak only as of the time of such statements and does not undertake to update or revise them as more information becomes available or to reflect changes in expectations, assumptions or results.

                             * * * * * * * * * *